                                                                     EXHIBIT 4.1

Number                  Catalytica Energy Systems, Inc.               Shares

COMMON STOCK                                                        COMMON STOCK



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN RESTRICTIONS

                                            CUSIP 148884 10 9
This certifies that         is the owner of

  fully paid and non-assessable shares of common stock, $.001 PAR VALUE, of

                        Catalytica Energy Systems, Inc.

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   In Witness Whereof, the Corporation has caused this certificate to be signed with the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

   Dated:

                                    [SEAL]


                Secretary                       Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR



                                         BY:

                                             AUTHORIZED SIGNATURE

                        CATALYTICA ENERGY SYSTEMS, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASS OF STOCK, COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO DETERMINE OR ALTER THE POWERS, PREFERENCES AND RIGHTS AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS GRANTED TO OR IMPOSED UPON ANY WHOLLY UNISSUED SERIES OF PREFERRED STOCK, AND WITHIN THE LIMITATIONS OR RESTRICTIONS STATED IN ANY RESOLUTION OR RESOLUTIONS OF THE BOARD OF DIRECTORS ORIGINALLY FIXING THE NUMBER OF SHARES CONSTITUTING ANY SERIES, TO INCREASE OR DECREASE (BUT NOT BELOW THE NUMBER OF SHARES OF ANY SUCH SERIES THEN OUTSTANDING) THE NUMBER OF SHARES OF ANY SUCH SERIES SUBSEQUENT TO THE ISSUE OF SHARES OF THAT SERIES, TO DETERMINE THE DESIGNATION OF ANY SERIES AND TO FIX THE NUMBER OF SHARES OF ANY SERIES. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   -as tenants in common                        UNIP TRF MIN ACT__________ custodian (until age ______________)
  TEN ENT   -as tenants by the entireties                                   (Cust)
  JT TEN    -as joint tenants with right of                                        _____________ under Uniform Transfers
             survivorship and not as tenants                                       Minors
                            in common                                              to Minors Act________________________
  COM PROP  -as community property                                                                      (State)


    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,____________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  ------------------------------

  ------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

             ___________________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.